Exhibit 99.1
------------


                              For Immediate Release
                              ---------------------

Date:             July 16, 2002
Contact:          Mark D. Bradford, President and Chief Executive Officer,
                  (812) 331-3455
                  Danise C. Alano, Assistant Vice President, Marketing Director,
                  (812) 353-7705


           Monroe Bancorp Reports Increase in Second Quarter Earnings
              Hendricks County Operation Progressing Ahead of Plan

BLOOMINGTON, Ind., July 16--Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income for the quarter ended June 30, 2002 of $1,563,000 or $0.26 per common share, compared to $1,504,000 and $0.24 per common share for the same period in 2001, an increase of 3.9 percent.

The earnings growth rate reflects the impact of the Bank's recent entry into Hendricks County. Excluding the start-up operation in Hendricks County, the Company generated a 9.3 percent increase in net income. The period-to-period comparison is also affected by a $53,000 after-tax gain the Bank received during the second quarter of 2001 on the sale of a small piece of land to the City of Bloomington for a road construction project. Deducting this one-time gain from net income for the second quarter of 2001 would increase the net income growth rate to 13.3 percent.

"While our entry into Hendricks County is currently slowing the Company's earnings growth rate, we continue to be pleased by our success in attracting business in this rapidly growing market," said Mark D. Bradford, President and Chief Executive Officer. "Our Hendricks County initiative continues to perform ahead of our forecast."

Monroe Bank now has three branches in Hendricks County, west of Indianapolis. The Avon and Plainfield branches opened in September and October 2001, respectively, and the third branch opened in Brownsburg in May of this year. As of June 30, 2002, the Bank had $40,213,000 in deposits and sweep accounts, and $25,866,000 in loans at its Hendricks County branches. Both totals are ahead of plan.

The Company's net income for the six months ended June 30, 2002 was $3,062,000 or $0.50 per common share, compared to $2,951,000 and $0.48 per common share for the same period in 2001, an increase of 3.8 percent.

The Company's net interest income, after the provision for loan loss, for the first six months of 2002 was $8,722,000 or 11.8 percent greater than the same period of 2001. The Company also had considerable success growing its fee income businesses:

o Total non-interest income, excluding realized and unrealized security gains or losses, totaled $2,903,000 for the six months ended June 30, 2002, a
     13.4 percent increase over the same period in 2001.

o Deposit-related fee income for the first six months of 2002 totaled $1,257,000, a 19.7 percent increase over the same period of 2001.

o Commissions earned on the sale of investment products for the six months ended June 30, 2002 were $411,000, or 32.6 percent greater than the same period of 2001.

o Revenue derived from the sale of fixed rate mortgages was up 26.1 percent for the quarter and 71.6 percent for the first six months of 2002 compared to the same periods of 2001.

"While we are encouraged by the progress shown by our fee income businesses, we consider the continued growth of these revenue sources to be a top priority for the Company," said Mr. Bradford.

The Bank also had strong growth in its lending and deposit acquisition businesses. Total deposits for the Company reached $403,496,000 as of June 30, 2002, an 11.5 percent increase from June 30, 2001. Total loans of $381,267,000 at June 30, 2002 increased 17.7 percent over the June 30, 2001 total of $323,825,000.

Total assets for the Company as of June 30, 2002 were $528,444,000 compared to $455,648,000 at June 30, 2001, a 16.0 percent increase. Return on equity (ROE) for the six months ended June 30, 2002 was 14.84 percent, compared to the ROE for the calendar year ending December 31, 2001 of 14.52 percent.

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 20,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------
This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                       ------------------------------------------------------  ---------------------
                                                                            Quarter Ending                          Years Ending
                                                       ------------------------------------------------------  ---------------------
                                                       June 2002   Mar 2002   Dec 2001   Sept 2001  Jun 2001    Dec 2001   Dec 2000
                                                       ------------------------------------------------------  ---------------------
                     BALANCE SHEET *
-------------------------------------------------------------------------------------------------------------  ---------------------
Federal Funds Sold                                      $  9,200    $ 8,100    $     -    $     -    $ 5,800     $     -    $ 6,500
-------------------------------------------------------------------------------------------------------------  ---------------------
Investment Securities                                    102,222     88,529     85,390     83,458     84,481      85,390     99,079
-------------------------------------------------------------------------------------------------------------  ---------------------
Total Loans                                              381,267    376,881    371,800    348,518    323,825     371,800    296,759
-------------------------------------------------------------------------------------------------------------  ---------------------
     Loans Held for Sale                                   1,344      2,432      8,032      1,823        612       8,032        794
-------------------------------------------------------------------------------------------------------------  ---------------------
     Commercial & Industrial                              76,847     74,197     73,724     69,427     69,882      73,724     66,872
-------------------------------------------------------------------------------------------------------------  ---------------------
     Real Estate:
-------------------------------------------------------------------------------------------------------------  ---------------------
          Commercial & Farm Land                          84,807     75,154     71,611     59,186     54,667      71,611     43,812
-------------------------------------------------------------------------------------------------------------  ---------------------
          Residential                                    150,915    158,463    154,320    150,435    133,668     154,320    123,374
-------------------------------------------------------------------------------------------------------------  ---------------------
          Construction & Vacant Land                      29,748     28,318     28,013     29,229     27,727      28,013     24,277
-------------------------------------------------------------------------------------------------------------  ---------------------
          Home Equity                                     15,050     14,821     13,637     12,609     11,676      13,637     10,554
-------------------------------------------------------------------------------------------------------------  ---------------------
     Installment Loans                                    22,557     23,496     22,463     25,809     25,593      22,463     27,076
-------------------------------------------------------------------------------------------------------------  ---------------------
Reserve for Loan Losses                                    4,186      4,278      4,198      3,912      3,890       4,198      3,873
-------------------------------------------------------------------------------------------------------------  ---------------------
Assets                                                   528,444    503,775    495,553    477,474    455,648     495,553    441,831
-------------------------------------------------------------------------------------------------------------  ---------------------

-------------------------------------------------------------------------------------------------------------  ---------------------
Total Deposits                                           403,496    382,509    359,206    363,273    361,841     359,206    342,995
-------------------------------------------------------------------------------------------------------------  ---------------------
     Non-Interest Checking                                59,487     58,108     55,034     58,832     53,880      55,034     58,846
-------------------------------------------------------------------------------------------------------------  ---------------------
     Interest Checking & NOW                              65,530     62,749     65,925     55,166     70,852      65,925     53,123
-------------------------------------------------------------------------------------------------------------  ---------------------
     Regular Savings                                      18,338     19,330     16,840     20,529     17,076      16,840     17,765
-------------------------------------------------------------------------------------------------------------  ---------------------
     Money Market Savings                                 69,078     67,144     64,802     59,051     59,540      64,802     47,757
-------------------------------------------------------------------------------------------------------------  ---------------------
     CDs Less than $100,000                              103,687     97,418     87,137     93,587     95,592      87,137     99,664
-------------------------------------------------------------------------------------------------------------  ---------------------
     CDs Greater than $100,000                            77,033     67,605     60,180     66,206     55,295      60,180     56,619
-------------------------------------------------------------------------------------------------------------  ---------------------
     Other Time                                           10,343     10,155      9,288      9,902      9,606       9,288      9,221
-------------------------------------------------------------------------------------------------------------  ---------------------
Total Borrowings                                          76,872     73,729     89,997     67,798     47,966      89,997     55,413
-------------------------------------------------------------------------------------------------------------  ---------------------
     Federal Funds Purchased                                   -          -     21,900     11,300          -      21,900          -
-------------------------------------------------------------------------------------------------------------  ---------------------
     Securities Sold Under Repurchase Agreements          39,903     34,600     36,312     32,321     35,267      36,312     48,871
-------------------------------------------------------------------------------------------------------------  ---------------------
     FHLB Advances                                        35,559     37,630     30,658     22,898     11,398      30,658      6,505
-------------------------------------------------------------------------------------------------------------  ---------------------
     Loans Sold Under Repurchase Agreement and                                                                                    -
-------------------------------------------------------------------------------------------------------------  ---------------------
          Other Notes Payable                              1,410      1,499      1,127      1,279      1,301       1,127         37
-------------------------------------------------------------------------------------------------------------  ---------------------
Shareholders Equity                                       42,456     41,400     40,684     39,976     39,629      40,684     37,732
-------------------------------------------------------------------------------------------------------------  ---------------------

-------------------------------------------------------------------------------------------------------------  ---------------------
Book Value Per Share                                      $ 6.96     $ 6.79     $ 6.67     $ 6.56     $ 6.45      $ 6.67     $ 6.14
-------------------------------------------------------------------------------------------------------------  ---------------------
End of Period Shares Outstanding                       6,101,055  6,099,779  6,098,503  6,096,577  6,143,452   6,098,503  6,138,372
-------------------------------------------------------------------------------------------------------------  ---------------------


                    INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------  ---------------------
Net Interest Income                                      $ 4,647    $ 4,627    $ 4,452    $ 4,362    $ 4,110    $ 16,937   $ 15,694
-------------------------------------------------------------------------------------------------------------  ---------------------
Loan Loss Provision                                          276        276        505        225        170       1,050        720
-------------------------------------------------------------------------------------------------------------  ---------------------
Total Non-Interest Income                                  1,329      1,415      1,596        898      1,499       4,916      3,734
-------------------------------------------------------------------------------------------------------------  ---------------------
     Service Charges on Deposit Accounts                     662        595        588        490        529       2,128      1,490
-------------------------------------------------------------------------------------------------------------  ---------------------
     Trust Fees                                              239        217        188        216        221         839        812
-------------------------------------------------------------------------------------------------------------  ---------------------
     Commission Income                                       203        207        268        192        196         770        648
-------------------------------------------------------------------------------------------------------------  ---------------------
     Gain on Sale of Loans                                   174        219        203         82        138         515        200
-------------------------------------------------------------------------------------------------------------  ---------------------
     Realized & Unrealized Gains (Losses) on Securities     (146)       (13)       178       (275)       109        (230)      (221)
-------------------------------------------------------------------------------------------------------------  ---------------------
     Other Operating Income                                  197        190        169        193        308         894        805
-------------------------------------------------------------------------------------------------------------  ---------------------
Total Non-Interest Expense                                 3,364      3,510      3,479      2,853      3,132      12,046     10,744
-------------------------------------------------------------------------------------------------------------  ---------------------
     Salaries & Wages                                      1,522      1,444      1,336      1,416      1,296       5,319      5,023
-------------------------------------------------------------------------------------------------------------  ---------------------
     Commissions & Incentive Compensation                    294        296        291        201        232         886        647
-------------------------------------------------------------------------------------------------------------  ---------------------
     Employee Benefits                                       322        426        358        328        316       1,290      1,057
-------------------------------------------------------------------------------------------------------------  ---------------------
     Premises & Equipment                                    600        595        522        481        475       1,968      1,796
-------------------------------------------------------------------------------------------------------------  ---------------------
     Advertising                                             164        168        166        135        134         552        492
-------------------------------------------------------------------------------------------------------------  ---------------------
     Appreciation (Depreciation) in Directors'
-------------------------------------------------------------------------------------------------------------  ---------------------
         Deferred Compensation Plan                         (178)         -        197       (259)       128        (158)      (146)
-------------------------------------------------------------------------------------------------------------  ---------------------
     Other Operating Expenses                                640        581        609        551        551       2,189      1,875
-------------------------------------------------------------------------------------------------------------  ---------------------
Income Before Income Tax                                   2,336      2,256      2,063      2,183      2,307       8,757      7,964
-------------------------------------------------------------------------------------------------------------  ---------------------
Income Tax Expense                                           773        757        687        761        803       3,008      2,631
-------------------------------------------------------------------------------------------------------------  ---------------------
Net Income After Tax & Before Extraordinary Items          1,563      1,499      1,376      1,422      1,504       5,749      5,333
-------------------------------------------------------------------------------------------------------------  ---------------------
Extraordinary Items                                            -          -          -          -          -           -          -
-------------------------------------------------------------------------------------------------------------  ---------------------
Net Income                                               $ 1,563    $ 1,499    $ 1,376    $ 1,422    $ 1,504     $ 5,749    $ 5,333
-------------------------------------------------------------------------------------------------------------  ---------------------

-------------------------------------------------------------------------------------------------------------  ---------------------
Basic Earnings Per Share                                  $ 0.26     $ 0.25     $ 0.23     $ 0.23     $ 0.24      $ 0.94     $ 0.87
-------------------------------------------------------------------------------------------------------------  ---------------------
Diluted Earnings Per Share                                  0.26       0.25       0.23       0.23       0.24        0.94       0.87
-------------------------------------------------------------------------------------------------------------  ---------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary  (continued)
(dollar amounts in thousands)

                                                 ---------------------------------------------------------  -----------------------
                                                                       Quarter Ending                              Years Ending
                                                 ---------------------------------------------------------  -----------------------
                      ASSET QUALITY               June 2002   Mar 2002    Dec 2001   Sept 2001   Jun 2001      Dec 2001   Dec 2000
----------------------------------------------------------------------------------------------------------  -----------------------
Net Charge-Offs                                       $ 340      $ 196       $ 219      $ 203       $ 238        $ 724       $ 190
----------------------------------------------------------------------------------------------------------  -----------------------
OREO Expenses (Gains)                                    52         11          51         18           8           80          (4)
----------------------------------------------------------------------------------------------------------  -----------------------
    Total Credit Charges                              $ 392      $ 207       $ 270      $ 221       $ 246        $ 759       $ 186
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
Non-Performing Loans                                $ 2,834    $ 1,936     $ 1,474    $ 1,691     $ 1,362      $ 1,474     $ 1,168
----------------------------------------------------------------------------------------------------------  -----------------------
OREO                                                    280        352         505        436         557          505         362
----------------------------------------------------------------------------------------------------------  -----------------------
      Non-Performing Assets                           3,114      2,288       1,979      2,127       1,919        1,979       1,530
----------------------------------------------------------------------------------------------------------  -----------------------
90 Day Past Due Loans net of NPLs                     1,182      1,140       1,705      1,817       2,479        1,705       2,289
----------------------------------------------------------------------------------------------------------  -----------------------
      Non Performing Assets+ 90PD/Assets            $ 4,296    $ 3,428     $ 3,684    $ 3,944     $ 4,398      $ 3,684     $ 3,819
----------------------------------------------------------------------------------------------------------  -----------------------

            RATIO ANALYSIS - CREDIT QUALITY*
----------------------------------------------------------------------------------------------------------  -----------------------
NCO/Loans                                             0.36%      0.21%       0.24%      0.23%       0.29%        0.19%       0.06%
----------------------------------------------------------------------------------------------------------  -----------------------
Credit Charges/Loans & OREO                           0.41%      0.22%       0.29%      0.25%       0.30%        0.20%       0.06%
----------------------------------------------------------------------------------------------------------  -----------------------
Non-Performing Loans/Loans                            0.74%      0.51%       0.40%      0.49%       0.42%        0.40%       0.39%
----------------------------------------------------------------------------------------------------------  -----------------------
Non Performing Assets/Loans &OREO                     0.82%      0.61%       0.53%      0.61%       0.59%        0.53%       0.51%
----------------------------------------------------------------------------------------------------------  -----------------------
Non-Performing Assets/Assets                          0.59%      0.45%       0.40%      0.45%       0.42%        0.40%       0.35%
----------------------------------------------------------------------------------------------------------  -----------------------
Non Performing Assets+ 90PD/Assets                    0.81%      0.68%       0.74%      0.83%       0.97%        0.74%       0.86%
----------------------------------------------------------------------------------------------------------  -----------------------
Reserve/Non Performing Loans                        147.71%    220.97%     284.80%    231.34%     285.61%      284.80%     331.59%
----------------------------------------------------------------------------------------------------------  -----------------------
Reserve/Loans                                         1.10%      1.14%       1.13%      1.12%       1.20%        1.13%       1.31%
----------------------------------------------------------------------------------------------------------  -----------------------
Equity & Reserves/NPA                              1497.82%   1996.42%    2267.91%   2063.38%    2267.80%     2267.91%    2719.28%
----------------------------------------------------------------------------------------------------------  -----------------------
OREO/NPA                                              8.99%     15.38%      25.52%     20.50%      29.03%       25.52%      23.66%
----------------------------------------------------------------------------------------------------------  -----------------------

           RATIO ANALYSIS - CAPITAL ADEQUACY *
----------------------------------------------------------------------------------------------------------  -----------------------
Equity/Assets                                         8.03%      8.22%       8.21%      8.37%       8.70%        8.21%       8.54%
----------------------------------------------------------------------------------------------------------  -----------------------
Equity/Loans                                         11.14%     10.98%      10.94%     11.47%      12.24%       10.94%      12.71%
----------------------------------------------------------------------------------------------------------  -----------------------

             RATIO ANALYSIS - PROFITABILITY
----------------------------------------------------------------------------------------------------------  -----------------------
Return on Average Assets                              1.21%      1.22%       1.13%      1.21%       1.35%        1.26%       1.24%
----------------------------------------------------------------------------------------------------------  -----------------------
Return on Average Equity                             14.91%     14.77%      13.47%     14.08%      15.31%       14.52%      14.78%
----------------------------------------------------------------------------------------------------------  -----------------------
Net Interest Margin                                   4.05%      4.13%       4.10%      4.19%       4.19%        4.17%       4.16%
----------------------------------------------------------------------------------------------------------  -----------------------

   *  Based on period end numbers